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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                November 7, 2007

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                                   DEVRY INC.
             (Exact name of registrant as specified in its charter)

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      Delaware                         1-13988                    36-3150143
(State of incorporation)        (Commission File Number)        (IRS Employer
                                                             Identification No.)


             One Tower Lane, Suite 1000
             Oakbrook Terrace, Illinois                           60181
      (Address of principal executive offices)                  (Zip Code)


                                 (630) 571-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events.

     On November 7, 2007, DeVry Inc. announced at its annual meeting of shareholders that its board of directors approved a 20 percent dividend increase, raising its annual dividend rate from $0.10 to $0.12 per share. Payable on a semi-annual basis, the next dividend of $0.06 will be paid on January 4, 2008, to common stockholders of record as of December 14, 2007. This announcement follows the November 15, 2006, adoption of a dividend policy and declaration of a semi-annual dividend of $0.05 per share. The policy of the board of directors is that any payment of dividends will be at the discretion of the board of directors and will be dependent on the earnings and financial requirements of the Company and other factors as the board of directors deems relevant.


Item 9.01       Financial Statements and Exhibits


99.1  Press Release dated November 7, 2007


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DEVRY INC.
                                        (Registrant)

Date: November 7, 2007                  By: /s/ Richard M. Gunst
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                                            Richard M. Gunst
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer

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                                  EXHIBIT INDEX


Exhibit Number          Description
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99.1                    Press Release dated November 7, 2007